Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Harbor Custom Development, Inc. (the “Company”) for the period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers, in their capacity as officers of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Sterling Griffin
Sterling Griffin
President and Chief Executive Officer (Principal Executive Officer)
March 30, 2021

By:	/s/ Lynda Meadows
Lynda Meadows
Chief Financial Officer (Principal Financial Officer)
March 30, 2021